UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2025

Sterling Real Estate Trust

dba Sterling Multifamily Trust

(Exact name of registrant as specified in its charter)

North Dakota	000-54295	90-0115411
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 18th Ave South Ste. 200 Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 353-2720

(Former name or former address if changed since last report.)

Securities Registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 25, 2025, Sterling Real Estate Trust d/b/a Sterling Multifamily Trust (the “Company”) entered into a promissory note with Sterling Office and Industrial Properties, LLLP (the “Borrower”). The Company filed a Current Report on Form 8-K in connection with the Promissory Note on June 30, 2025 (the “Original Report”). The Company then filed an amended Current Report (the “First Form 8-K/A”) to amend the Original Report to include the corrected interest rate information required by Item 2.03. The Company will now file a second amended Current Report (the “Second Form 8-K/A”) to correct the misspelling of the Company’s name on the Cover. Except as provided herein, the disclosures made in the Original Report remain unchanged.

The text of the Original Report is incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Original Report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Revolving Promissory Note

On June 25, 2025, Sterling Real Estate Trust (the “Company”), through its operating partnership, Sterling Properties L.L.L.P. (the “Lender”) entered into a promissory note with Sterling Office and Industrial Properties, LLLP (the “Borrower”) pursuant to which the Borrower [has borrowed/borrow up to] the principal amount of $10,000,000 from the Lender. The Revolving Promissory Note bears a 6.75% interest rate. The Borrower may prepay the Revolving Promissory Note without penalty.

The Revolving Promissory Note contains customary events of default, upon which the Lender may declare the entire unpaid principal balance of the Revolving Promissory Note and all accrued and unpaid interest immediately due and payable. The Revolving Promissory Note is guaranteed by the Company.

The descriptions of the Revolving Promissory Note contained herein does not purport to be complete and are qualified in their entirety by reference to the complete text of the Revolving Promissory Note, copies of which are filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Revised Revolving Promissory Note and Loan Agreement

104	Cover Page Interactive Data File, (Formatted in inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Real Estate Trust

Date: July 28, 2025
	By:	/s/Megan E. Schreiner
Name: Megan E. Schreiner
Title: President, CFO, and Treasurer